Exhibit 99.2

Douglas Ranch The Next Great MPC

Non-GAAP financial measures The Company believes that net operating income, or NOI, a non-GAAP financial measure, is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. We define NOI as operating revenues (rental income, tenant recoveries and other revenues) less operating expenses (real estate taxes, repairs and maintenance, marketing and other property expenses). NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and Equity in earnings from Real Estate and other affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors, which vary by property, such as lease structure, lease rates and tenant base have on our operating results, gross margins and investment returns. MPC Segment EBT represents the revenues less expenses of the segment, including interest income, interest expense, depreciation and amortization and equity in earnings of real estate and other affiliates. MPC Segment EBT excludes corporate expenses and other items that are not allocable to the MPC Segment. We present MPC Segment EBT because we use this measure, among others, internally to assess the core operating performance of the segment. Although we believe that NOI and MPC Segment EBT provide useful information to the investors about the performance of our Operating Assets and MPC’s due to the exclusions noted above, NOI and MPC Segment EBT should only be used as additional measures of the financial performance of such assets and not as an alternative to GAAP net income (loss). For a reconciliation of NOI and MPC Segment EBT to the most directly comparable GAAP measure see the Reconciliation to Non-GAAP Measures at the end of this presentation. No reconciliation of projected NOI is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors Forward-looking statements Statements made in this presentation that are not historical facts, including statements accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of similar expression and other words of similar expression, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s expectations, estimates, assumptions and projections as of the date of this presentation and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ materially are set forth as risk factors in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. In this presentation, forward-looking statements include, but are not limited to, expectations about the performance of our Master Planned Communities segment and other current income-producing properties and future liquidity, development opportunities, development spending and management plans. We caution you not to place undue reliance on the forward-looking statements contained in this presentation and do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation except as required by law.

• The sellers sought out HHC given its reputation as a best-in-class MPC developer, and they view HHC as being uniquely qualified to execute this opportunity • Douglas Ranch will become an industry-leading community focused on sustainable development and technological advancement which will help serve and drive the substantial growth that is taking place in the Phoenix region • Ability to leverage best-in-class practices from our MPCs to a ~37,000-acre blank canvas MPC that has been fully entitled and is shovel-ready • Opportunity to develop one of the leading MPCs located in the Sun Belt, with over 100,000 homes, 300,000 residents and up to 55mm square feet of commercial development in the fastest growing city in the country The Acquisition • The Howard Hughes Corporation (“HHC”) and Jerry Colangelo have announced the launch of Douglas Ranch, a new large-scale master planned community (“MPC”) in Phoenix's West Valley, which encompasses ~37,000 acres • The MPC was acquired for $600mm from Colangelo's JDM Partners (“JDM”) and El Dorado Holdings (“El Dorado”), which will both remain as joint venture partners with HHC on Trillium, the first village of Douglas Ranch which encompasses just over 3,000 acres The Opportunity

Douglas Ranch is a great strategic fit for HHC Why Douglas Ranch? Exceptionally situated in the fastest growing metro region in the U.S. Superior demographics, favorable business environment, and a thriving job market in one of the most affordable areas of the country High Growth Market Acquisition is accretive to HHC’s cash flow and NOI growth, which will accelerate HHC’s model of perpetual value creation Over $850mm of pro forma liquidity following the transaction supports our existing development pipeline across every region of the portfolio Recycles net proceeds from non-core asset sales into our latest core MPC leveraging HHC’s core expertise Strategic Capital Allocation Previous owners spent the last two decades assembling the land and entitlements Fully-entitled, shovel ready MPC will commence land sales in 2022 with over 1,000 lots, generating funds to support existing opportunities across the portfolio Immediately Accretive Entitled for 100,000 homes, 300,000 residents and 55mm square feet of commercial development Ability to diversify into new commercial offerings including industrial and single-family for rent asset classes Generational Opportunity Vast land bank presents the opportunity to develop an MPC from the ground up HHC will be able to fully execute on delivering a market-leading community focused on sustainability and technology Limitless Innovation

Douglas Ranch Meets HHC Investment Criteria Sources: Land Advisors report, U.S. Bureau Labor of Statistics, Cromford report and market research. Phoenix market is the fastest growing MSA with low unemployment rate Affordable location in a pro- business, low-tax state Substantial returns for 50 yrs. Fully entitled, large scale MPC spanning 37,000 acres positioned in the Sun Belt region Douglas Ranch Opportunity Douglas Ranch has all the Characteristics to be a Very Attractive Long-Term Investment Benefit from best-in-class development, design and ESG practices

Douglas Ranch(1) Map of Phoenix's West Valley(1) Douglas Ranch Relation to Phoenix Located in the West Valley, Douglas Ranch sits approximately 50 miles west of Phoenix, Arizona in the city of Buckeye Sources: Land Advisors report, U.S. Bureau Labor of Statistics, Cromford report and market research. (1) Includes Douglas Ranch and Trillium, which we refer collectively as Douglas Ranch. Includes proposed I-11 Highway, which will directly connect Phoenix to Las Vegas and Mexico. Phoenix

Douglas Ranch Offers Ideal Location Douglas Ranch Convenient access to six major metropolitan cities Situated directly in the pathway of robust demand driven by: • Rapid population growth • Permanent geographical constraints • Continued housing affordability These demand drivers suggest positive investment tailwinds throughout the Phoenix area Douglas Ranch as an ideal hub for industrial development given its proximity to I-10 as well as the future path of I-11 Port of Los Angeles 345 miles 5 hours Port of San Diego 340 miles 5 hours San Luis II Port of Entry 180 miles Las Vegas 280 miles Flagstaff 180 miles Downtown Phoenix 45 miles

One of the Fastest Growing Cities Sources: Land Advisors report, U.S. Bureau Labor of Statistics, Cromford report and market research. (1) As of August 2021. (2) In 2020. Phoenix is Experiencing Rapid Growth Residential & Commercial Growth Since 2010, Phoenix has added almost 1mm residents and has grown to a population of ~5mm with a strong outlook • Expected to grow by ~100k annually over the next 10 years 10 consecutive years of price gains averaging 12.4% annual growth per year since 2012 5th largest city in the U.S., and 1 of 13 cities with 4 professional sports leagues Strong economy w/ a low unemployment rate (4.8% vs national average of 5.2%)(1) Tied for highest single family rental projected growth market (6%+) by GreenStreet Leads nation with 24mm SF of under construction industrial space as demand rises Rated #1 airport in the country by WSJ Top 10 Net Migration Locations(2) Robust Industrial Market Metro Phoenix - Resale Days of Supply Phoenix is Benefiting from Rapid Growth Resulting in a Severe Lack of Available Supply 0 20 40 60 80 100 120 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Jan-21 Days $350,000 & Less All Listings 104 79 16 8 Est. ~630k housing units needed to meet demand = Large market for single-family homes for sale and rentals $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 0% 5% 10% 15% 20% '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 YTD Vacancy Rate (%) Asking Rate (PSF) 36 38 39 43 43 47 47 61 76 83 Knoxville Charlotte Greenville Atlanta Las Vegas Austin Tampa Orlando Dallas Phoenix Net Migrations (mm)

…While Remaining One of the Most Affordable Metropolitan Areas…

Affordability Meets High Growth Market

Phoenix's home prices have averaged **12.4%** annual growth since 2012, and remains one of the most affordable metros

- **~75%** of all resale homes are below **$400k**; **~50%** of all resale homes are below $300k

Unlike other metropolitan areas, Phoenix's median household income has stayed above the salary needed to buy a median-priced home in Phoenix

Fundamentals have created resilient single family for rent market to capitalize on under supplied housing

Phoenix is Most Affordable Metro Area

Salary Needed to Buy Median-Priced Home


(in thousands)
San Francisco $199
San Diego $125
Los Angeles $122
Seattle $108
Denver $87
Portland $83
Austin $79
Sacramento $79
Riverside $78
Salt Lake City $68
Dallas $63
US $61
Houston $60
Phoenix $58

Median Home Price ~$300k

Median-Priced Homes


2009 $124
2010 $122
2011 $110
2012 $142
2013 $174
2014 $190
2015 $218
2016 $238
2017 $254
2018 $274
2019 $278
2020 $312

Modest Home Price Range

Resale Home Sales by Price Range


(in thousands)
<$150K 7,224 6%
$175K 4,985 4%
$220K 6,996 6%
$225K 9,059 7%
$250K 12,147 10%
$275K 12,241 10%
$300K 10,769 9%
$350K 17,456 14%
$400K 12,045 10%
$450K 7,968 6%
$500K 5,51 4%
$600K 7,229 6%
>$600K 11,154 9%

Howard Hughes.

Sources: U.S. Census Bureau and Arizona Commerce Authority, HSH, RL Brown, Phoenix Metro Area data, Land Advisors report and market research.

9

Sources: John Burns 2021 Survey, Land Advisors report, and market research. Key Market Observations Home Builder Outlook for Phoenix is Among the Strongest Strong market conditions reflect builders experiencing robust / steady sales (4 to 5 a month), with prices increasing every month “Anticipates [for Phoenix] an increase in jobs and population, with home prices expected to rise while other cities will see a decline.” - John Burns (Jan. 2020) “Metro Phoenix will remain in the top tier for housing, population and job growth 2021- 2025.” - Land Advisors Organization (Feb. 2021) P:\Presentation Center\Maps\Howard Hughes\US map locations.wmf Boston Atlanta Nashville Indianapolis Chicago San Francisco East Bay Area San Jose Orange County Los Angeles San Diego Bakersfield Tacoma San Antonio Austin Fort Worth Naples Fort Myers Sarasota Tampa Baltimore Seattle Portland Boise Reno Sacramento Stockton Fresno Riverside-San Bernardino Las Vegas Salt Lake City Denver Phoenix Tucson Dallas Houston Minneapolis New York Cleveland Philadelphia Washington, DC Richmond Raleigh-Durham Charleston Jacksonville Orlando West Palm Beach Fort Lauderdale Miami Charlotte Very Slow (0%) Slow (1%) Normal (18%) Strong (31%) Very Strong (51%) Legend Phoenix Fort Lauderdale Miami … Which has Led to a Very Positive Outlook “Many of the hottest housing markets are in the inland West and Sunbelt… Phoenix, Austin, and Salt Lake City have the three highest annual rates of appreciation among the 50 largest markets right now.” - Forbes (Apr. 2021)

NW Phoenix is Experiencing Outsized Returns New Home Demand to Remain Strong into Future Phoenix's Population has been Migrating West Families are Migrating to the West Valley Avg. Annual Household Growth 1-3% 3-5% 5-8% 8%+ (1)-1% Metropolitan Statistical Area Boundary NW Phoenix Phoenix Scottsdale 0 5,000 10,000 15,000 20,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Historical Permits / Future Demands Young Adult/Prof <$300k Young Adult/Prof >$300k Middle Aged/Mature Prof <$300k Middle Aged/Mature Prof >$300k EN, Retiree, Senior <$300k EN, Retiree, Senior >$300k Young Family <$300k Young Family >$300k Intermediate Family <$300k Intermediate Family >$300k Mature Family <$300k Mature Family >$300k New Home Demand in the West Valley 0 5,000 10,000 15,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Permits West Valley (location of Douglas Ranch) East Valley Pinal County Market 2010 Market Share 2020 Market Share West Valley 38% 51% East Valley 41% 28% Pinal County 21% 21% Metro Phoenix Single-Family Permits by Region Sources: Land Advisors report, HBACA, RCLCO report, Moody’s, ESRI, Phoenix Business Journal, AZ Family, HUD, U.S. Census Bureau, RCLCO Consumer Research and market research. Phoenix Market is Migrating West +18.4% Projected strong demand of younger population West Valley holds the most substantial growth across the Metro Phoenix area for new home construction • 57% of all housing demand in Phoenix is in the West Valley and area is positioned to grow Projected migration is mostly young families and professionals, growing at a 5-year CAGR of 35% and 15%, respectfully Migratory flows west support the ongoing development of Douglas Ranch as a strong tailwind

Background on Douglas Ranch 2002: JDM Purchases Douglas Ranch 2005: Partnership between JDM and El Dorado established 2010: Entered into a master plan agreement with the City of Buckeye 2022: Entering first contracts with homebuilders at Trillium 2015: Groundbreaking for I-11 freeway, which will bisect the development Today, Douglas Ranch’s 37,000 acres are shovel-ready and poised for significant future development, zoned for: • Over 100k residential units, equating to approximately 300k residents • Up to 55mm square feet of commercial uses Over the past two decades, the prior ownership group (JDM and El Dorado) assembled the land, in addition to obtaining necessary entitlements and progress planning JDM and El Dorado are recognized as one of the largest owners of entitled land in the Phoenix metro area which signifies their confidence in this region

Overview of the First Village –“Trillium” Sun Valley Parkway Trillium to Generate Momentum for MPC Comprised of ~3,029 acres and is at the front door to Douglas Ranch via the Sun Valley Parkway Strategically positioned in the pathway of Phoenix's significant growth in the West Valley The first lots are expected to be contracted for sale to homebuilders in first half of 2022 In active discussions to sell ~1,000 lots at ~$80-85k per lot; ~$300-$315k per acre Will offer reasonable pricing and strong amenities that will accelerate demand for the rest of Douglas Ranch Planned 300+ acres of parks Access to I-10 (via Sun Valley Parkway)

$264 $331 $382 $377 $408 $444 2011 2013 2015 2017 2019 2021 $366 $370 $577 $584 $659 $962 2011 2013 2015 2017 2019 2021 In Negotiations to Sell First Residential Lots Delivering Long-Term Appreciation in Value Source: Company filings and data. Price per acre, $ in thousands (1) 2021 price per acre is based on a weighted average of acres sold YTD. Trillium Residential Lot Sales Summerlin The Woodlands Hills Bridgeland Immediate impact to HHC with lot sales to begin in first half of 2022 Expect to deliver over 1,000+ lots in first year of operations Initial sales to range between $300k - $315k per acre, noticeably higher than HHC’s basis of $39k per acre at Trillium Anticipate outsized land price appreciation between 5% - 10% over the long-term, similar to our existing MPCs which have historically outperformed their nearby markets (1)

Phases of Return Generation for Douglas Ranch

Investment Phase | Land Sale Phase | Perpetual Return Phase



JDM has owned Douglas Ranch for ~20 years and has been securing entitlements and conducting planning
Equal
Value of Land
As-Developed Value
Total Value
Douglas Ranch is Entering this Phase
Value-Added Return
Value of Land
As-Developed Value
Dev. Value
Land Value
Total Value
Perpetual Value Creation
Value of Land
As-Developed Value
Total Value

Investment Phase

Acquire Land

Secured Entitlements (over 100k Resi. Units and ~55mm SF of Commercial)

Conducted Planning Phase to be Positioned to Sell to Home Builders

Land Sale Phase

Lot Sales to Homebuilders

Monetize Land to Fund Development

Develop Infrastructure

Development Generates Recurring NOI Which Maximizes Value

Perpetual Return Phase

Internal NOI Generation Covers Future Development Needs

Control Within Douglas Ranch Gives Advantaged Positioning

Howard Hughes.

15

Initial Proposed Development Plan

Near-term and long-term development plans for Douglas Ranch are already in place, which allow for immediate action

Near-term Plan *(~5 Years)*	**Long-term Plan** *(~20 Years)*
Establish Douglas Ranch as the premier MPC within the Phoenix West Valley where land sales are expected in the first village, Trillium, with ~1,000 lots sales in 2022	Establish Douglas Ranch as one of the leading sustainable MPCs in the nation with a strong focus on environmental awareness and innovative technology
Uniquely positioned for near-term commercial opportunities given the demand for industrial and fundamentals supporting the single-family rental market	Potential to establish the community as a commercial hub for logistics (west to LA and north to Las Vegas), top regional amenities, education and more
Diversify residential offerings across a wide range price points to support an accelerated sales velocity	Become a top-selling MPC in the country by expanding home sales across a wider range of price points and demographics as MPC matures
Progress development and infrastructure through the Trillium parcel to activate Douglas Ranch	Diverse commercial segmentation (single-family rentals, multi-family, condo, office, warehouse, logistics, medical, retail, etc.)
Secure a regional anchor (college / school system, logistics hub, large corporate user, etc.)	Generate significant free cash flow for reinvestment across portfolio or into new opportunities
Cash Flow Neutral	**Cash Flow Positive**



Howard Hughes.

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Deal Overview

HHC's acquisition and JDM's six-month option period provides strong deal dynamics

Today

HHC acquires 37,000 acre Douglas Ranch for $600mm[1]

- JDM (Seller) simultaneously escrows $33.8mm for a non-refundable deposit

Six Months

JDM reacquires interest; or

JDM reacquires 50% stake in Douglas Ranch for ~$271mm (including upfront $33.8mm deposit)

- HHC will own 50% of Douglas Ranch for ~$271mm

($ in millions)	Final	HHC Ownership
Trillium	$59.0	50%
Douglas Ranch	270.5	50%
Total	**$329.5**	**50%**

JDM does not reacquire interest

JDM does not reacquire 50% stake in Douglas Ranch

- JDM forfeits deposit of ~$33.8mm
- HHC owns 100% stake in Douglas Ranch for $507mm (net of deposit)

($ in millions)	Final	HHC Ownership
Trillium	$59.0	50%
Douglas Ranch	507.2	100%
Total	**$566.2**	**96%**

Howard Hughes.

(1) JDM and El Dorado continue to hold a 50% stake in Trillium. JDM has six months to decide whether or not to reacquire interest.

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HHC Has Significant Excess Liquidity for Investment Opportunities Sufficient Excess Liquidity Remaining Well-Positioned With Strong Fundamentals Source: Company filings and data. In $ millions. (1) As of 2Q ‘21. (2) Net proceeds following the sale of HHC’s three Woodlands-based hotels announced Sept. 16, 2021. (3) Net proceeds following the refinance of 1201 Lake Robbins announced Oct. 18, 2021. (2) (1) (3) HHC’s disciplined capital approach allows the company to acquire Douglas Ranch and still have ample liquidity to fund development activity across every region within its portfolio Acquisition will not restrict HHC’s ability to execute on decade’s long development pipeline Activity from core business segments will continue to generate meaningful cash flow Sale of remaining non-core assets will drive liquidity even higher Project is immediately cash-flow neutral with opportunity for generational wealth creation

Addition of Douglas Ranch Will Add Meaningful Value to HHC’s NAV Source: Company filings and data. In $ millions. (1) Values in table as of Dec. 31st, 2020 to match NAV presented at HHC’s 2021 Investor Day.

Douglas Ranch Adds to HHC’s Depth of Unmatched Opportunities Portfolio Now Spans 100,000+ Acres Across Six States Summerlin NEVADA The Woodlands TEXAS Bridgeland TEXAS The Woodlands Hills TEXAS Columbia MARYLAND Seaport NEW YORK Ward Village HAWAII Douglas Ranch ARIZONA Douglas Ranch diversifies and enhances HHC’s platform 8 total communities Situated in affluent and growing markets Will be home to over 700,000 residents once all communities are fully developed Decades of commercial expansion with millions of square feet of entitlements in place One of a kind opportunity to create generational wealth

HHC Now Has a Community in Nearly Every Stage of the Lifecycle We Move From Land Holder to Landlord Over Time As Communities Mature Residential Development Tenant Leases Summerlin NEVADA Ward Village HAWAII The Woodlands Hills TEXAS The Woodlands TEXAS Bridgeland TEXAS Columbia MARYLAND Douglas Ranch ARIZONA Time

Core Principles of HHC’s Founders Shape Future for Douglas Ranch Douglas Ranch Sustainability George Mitchell Technology & Innovation Howard Hughes Integrate fiber technology for ultimate connectivity Install innovative amenities including EV charging infrastructure Provide enhanced mobility systems Establish Douglas Ranch as a LEED-certified community Usage of renewable power generation Apply water conservation best practices such as water reclamation Community Victoria Ward Inclusivity Jim Rouse Create a welcoming community that caters to varied backgrounds Partner with organizations to recruit diverse talent from across the region Collaborate with diverse local suppliers Provide residents with access to natural open spaces Offer mentorship and scholarship opportunities to local students Coordinate local events that bring the entire community together

Douglas Ranch Exemplifies the HHC Opportunity Acquisition solidifies HHC’s position as the nation’s leading developer of large-scale master planned communities Positioned in markets that generate outsized risk-adjusted returns due to ability to create large-scale communities and drive local demand Strong underlying demand across portfolio Fortress-like balance sheet with robust capital position Best in class executive team in place supported by an unmatched Board Raw land and entitlements in place allows HHC the ability to quickly execute on decade’s long development pipeline

Appendix

HHC Final Basis and Ownership Summary HHC wins favorable dynamics with either ownership option Deal Basis and Ownership A–B = C ($ in millions) At Closing JDM Repurchase Final HHC Ownership Basis per Acre ($k) Trillium $59.0 – $59.0 50% $39.0 Douglas Ranch 541.0 33.8 507.2 100% 15.0 Total $600.0 $33.8 $566.2 96% $17.0 A–B = C ($ in millions) At Closing JDM Repurchase Final HHC Ownership Basis per Acre ($k) Trillium $59.0 – $59.0 50% $39.0 Douglas Ranch 541.0 270.5 270.5 50% 16.0 Total $600.0 $270.5 $329.5 50% $17.9 JDM reacquires interest; or JDM does not reacquire interest In Six Months